SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2003

                        Franklin Street Properties Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Maryland                   000-32615                  04-3578653
--------------------------------------------------------------------------------
  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


     401 Edgewater Place, Suite 200
             Wakefield, MA                                01880
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


          (Former name or former address, if changed since last report)
================================================================================

Item 9.  Regulation FD Disclosure.

      On June 6, 2003, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, sent a letter to its stockholders informing such stockholders that FSP Corp.'s Board of Directors has granted FSP Corp's management the authorization to research the feasibility of listing FSP Corp.'s common stock on a major U.S. exchange, such as the New York Stock Exchange
(NYSE), the American Stock Exchange (AMEX) or the NASDAQ electronic trading market. A copy of the letter sent to stockholders is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 6, 2003                    FRANKLIN STREET PROPERTIES CORP.

                                       By: /s/ George J. Carter
                                           -----------------------------------
                                           George J. Carter
                                           President and Chief Executive Officer

                                  Exhibit Index


99.1              Letter to Stockholders, dated June 6, 2003.